UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 20, 2004

(Date of earliest event reported)

McDATA Corporation

(Exact name of registrant as specified in its charter)

A Delaware Corporation	000-31257	84-1421844
(State or other Jurisdiction of Incorporation)	Commission File Number	IRS Employer Identification No.

380 Interlocken Crescent, Broomfield, Colorado 80021

(Address of principal executive offices, including Zip Code)

Telephone Number (720) 558-9200

(Registrant’s telephone number, including area code)

Item 9. Regulation FD Disclosure

In order to provide greater transparency to our business, as well as provide an additional milestone in the execution of our strategy, we are now breaking out software revenue from services. In the table below we provide first quarter three months ended April 30, 2004 “Q1, 2004” revenue detail in its historical format, Q1 2004 revenue in the revised format and second quarter three months ended July 31, 2004 “Q2 2004” in the revised format. Additional information will be provided in our Second Quarter Form 10-Q.

($ in millions)

	Q1 2004 Historical Format		Q1 2004 Revised Format		Q2 2004 Revised Format
Product revenue	$79.3		$79.3		$74.9
Software and services revenue	12.1	(A)
Software and related maintenance revenue			13.0	(C)	14.8
Other service revenue			4.3	(D)	4.6
Other revenue	5.8	(B)	0.6	(E)	3.9

Total revenue	$97.2		$97.2		$98.2

(A)	Includes revenue from software licenses and professional services
(B)	Includes revenue from ESCON product and service fees, software and hardware maintenance
(C)	Includes revenue from software licenses and related maintenance
(D)	Includes revenue from professional services and hardware related maintenance
(E)	Includes revenue from ESCON product and service fees

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCDATA CORPORATION

By:	/s/ THOMAS O. MCGIMPSEY
Thomas O. McGimpsey
Vice President, General Counsel and
Corporate Secretary

Dated: August 20, 2004

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